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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



               Date of earliest event reported: April 19, 2001



                            PRESIDENT CASINOS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware            0-20840           51-0341200
          ---------------    ----------------    ----------------
          (State or other    (Commission File    (I.R.S. Employer
          jurisdiction of         Number)         Identification
           organization)                              Number)


           802 North First Street, St. Louis, Missouri    63102
         ---------------------------------------------------------
            (Address of principal executive offices)    (Zip code)

                              (314) 622-3000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

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Item 5.  Other Items.

  On April 19, 2001, President Casinos, Inc. (the "Company") announced that its indirectly owned subsidiary, President Broadwater Hotel, LLC had filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Mississippi. President Broadwater Hotel, LLC owns the Broadwater Hotel property in Biloxi, Mississippi, together with an adjoining golf course, on a total of approximately 260 acres. In addition, President Broadwater Hotel, LLC is the landlord with respect to the President Casinos' Mississippi gaming subsidiary, leasing to it the use of the marina adjoining the Broadwater Hotel.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.  Not applicable.

(b)  Pro forma financial information.  Not applicable.

(c)  Exhibits.  See Exhibit Index.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 20, 2001

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                 -------------------------------------------
                                 Ralph J. Vaclavik, Senior Vice President
                                 and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number     Description

 99        Press Release, dated April 19, 2001.